SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 January 4, 2007
                        ---------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                         China Education Alliance, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         North Carolina                   333-101167             56-2012361
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(State or other jurisdiction of          (Commission           (IRS Employer
         incorporation)                  File Number)        Identification No.)

                    80 Heng Shan Road, Kun Lun Shopping Mall
                Harbin, The People's Republic of China F4 150090
                    ----------------------------------------
                    (Address of principal executive offices)

                               011-86451-8233-5794
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Change in Registrant's Certifying Accountant

         e-Fang Accountancy Corp., & CPA, the previous independent registered public accounting firm of China Education Alliance, Inc. (the "Company") for the fiscal years ended prior to December 31, 2006, was terminated on January 4, 2007, from further audit services to the Company.

         During the fiscal year ended December 31, 2005, the financial statements of the Company did not contain any adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope, or accounting principles.

         For the two fiscal years ended December 31, 2005, and the subsequent interim periods, there were no disagreements between the Company and e-Fang Accountancy Corp., & CPA on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or practices which if not resolved to the satisfaction of e-Fang Accountancy Corp., & CPA would have caused e-Fang Accountancy Corp., & CPA to make reference to the subject matter of the disagreement in connection with its reports.

         On January 4, 2007, the Company executed an engagement letter with Murrell, Hall, McIntosh & Co., PLLP, located at 2601 N.W. Expressway, Suite 700 East, Oklahome City, Oklahoma 73112, to audit the consolidated financial statements of the Company for its fiscal year ended December 31, 2006, and the related statements of income, stockholders' equity, and cash flows for the year then ended. The Board of Directors approved the appointment of Murrell, Hall, McIntosh & Co., PLLP, effective January 4, 2007. During the two most recent fiscal years or any subsequent interim period, the new independent registered public accounting firm had not previously been engaged as either the principal accountant of the Company to audit its financial statements or of any significant subsidiary, nor has the Company consulted with the firm regarding any accounting issue, auditing or financial reporting issue regarding such financial statements or any reportable event prior to December 31, 2006.

Section 9.  Financial Statements and Exhibits

         (a)      Financial Statements

                  None

         (b)      Exhibits

                  16 Accountant's letter from e-Fang Accountancy Corp., & CPA regarding change in registered pubic accounting firm.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K current report to be signed on its behalf by the undersigned hereunto duly authorized.


January 10, 2007                            China Education Alliance, Inc.


                                            By: /s/ Xi Qun Yu
                                            ----------------------------------
                                            Xi Qun Yu
                                            Chief Executive Officer